UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 16, 2015, Digital Realty Trust, Inc. (the “company”) announced (i) the appointment of Andrew P. Power, age 35, as Chief Financial Officer of the company effective as of the date on which he commences employment with the company (which shall be a date mutually agreed to by Mr. Power and the company, but in no event later than July 16, 2015 (the “Start Date”)) and (ii) the appointment of Jarrett B. Appleby, age 53, as Chief Operating Officer of the company effective as of April 20, 2015. Mr. Power will replace A. William Stein as Chief Financial Officer and Mr. Stein will continue to serve as Chief Executive Officer of the company.

Mr. Power currently serves as Managing Director at Bank of America Merrill Lynch, where he has been a member of the Real Estate, Gaming & Lodging Investment Banking division since 2011. Prior to Bank of America Merrill Lynch, Mr. Power worked at Citigroup Global Markets, Inc. from 2004 to 2011, where he most recently served as Vice President, Real Estate and Lodging Investment Banking.

Mr. Appleby has served as the Chief Executive Officer and founder of Appleby Group LLC, a strategic consulting group, since February 2014. Prior to founding Appleby Group LLC, Mr. Appleby served as Chief Operating Officer at Coresite Real Estate Company from May 2012 to February 2014. Mr. Appleby also served as Chief Marketing Officer at Equinix, Inc. from December 2008 to April 2012.

There are no arrangements or understandings between either Mr. Power or Mr. Appleby and any other person pursuant to which Mr. Power or Mr. Appleby was selected as an officer. There are no transactions in which Mr. Power or Mr. Appleby has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Employment Agreement with Chief Financial Officer

On April 16, 2015, the company and DLR LLC (collectively, the “Employer”) entered into an employment agreement with Mr. Power, pursuant to which Mr. Power will serve as the Employer’s Chief Financial Officer, effective as of the Start Date.

The employment agreement has an initial three-year term, and will automatically be extended for one additional year upon the expiration of the initial term unless either party provides notice of such party’s intention not to renew the employment agreement not less than 60 days prior to expiration of the initial term.

Pursuant to the employment agreement, Mr. Power’s initial annual base salary is $425,000, and is subject to increase, but not decrease, in the discretion of the Compensation Committee of the company’s Board of Directors. Mr. Power is also eligible to earn an annual cash performance bonus under the company’s incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The employment agreement provides that Mr. Power’s target and maximum annual bonuses will be at least 100% and 150%, respectively, of his base salary. Mr. Power is eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and medical and other group welfare plan coverage and fringe benefits provided to similarly-situated executives.

Pursuant to the employment agreement, Mr. Power has agreed to relocate to the San Francisco, California area. In addition to other customary relocation benefits, Mr. Power is eligible for reimbursement of reasonable relocation expenses not to exceed $250,000 and a one-time cash payment of $35,417 upon his relocation. In the event of a voluntary resignation by Mr. Power within one year following the date of his relocation, Mr. Power is required to repay to the Employer any relocation benefits received by him.

In connection with Mr. Power’s appointment, Mr. Power will receive (i) an award of profits interest units of Digital Realty Trust, L.P. (the “Operating Partnership”) or restricted stock units covering the company’s common stock which will be subject to time-based vesting with a value of approximately $1,000,000, and (ii) an award of Class D profits interest units of the Operating Partnership or restricted stock units covering the company’s common stock which will be subject to performance-based vesting with a value of approximately $1,250,000, each pursuant to the Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2014 Incentive Award Plan, as amended (the “Plan”).

Mr. Power’s employment agreement provides that if his employment is terminated by the Employer without “cause” or by Mr. Power for “good reason” (each as defined in the employment agreement), then, subject to his execution and non-revocation of a general release of claims and his continued compliance with applicable restrictive covenants, he will be entitled to receive a lump-sum severance payment within 30 days after the date of such termination in an amount equal to the sum of (i) one times the sum of (a) his then-current annual base salary plus (b) his target annual bonus for the fiscal year in which the termination date occurs, (ii) a prorated portion of his target annual bonus for the partial fiscal year in which the termination date occurs (the “stub year bonus”) and (iii) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, an amount equal to such unpaid bonus (if any), if determined, or the target bonus, if bonuses have not been determined (in either case, the “prior year bonus”), if any. Mr. Power will also be entitled to continued health insurance coverage at least equal to the coverage that would have been provided to him if his employment had not been terminated, for a period ending on the earlier of the twelve-month anniversary of such termination or the date on which he becomes eligible to receive comparable health insurance under a subsequent employer’s plan, as well as Employer-paid outplacement services for twelve months following his termination. In addition, all outstanding equity-based awards held by Mr. Power that are subject to vesting based on continued employment or the lapse of time will become fully vested and exercisable. The vesting of any awards that are subject to vesting based on the satisfaction of performance goals, including any performance-based profits interest units of the Operating Partnership, will be governed by the terms of the applicable award agreement.

In the event of a termination of Mr. Power’s employment by us without “cause” or by Mr. Power for “good reason” on or within one year after a “change in control” (as defined in the Plan), Mr. Power will be entitled to receive the severance benefits described above, except that the severance multiple described in clause (i) above will be two (rather than one).

The expiration of the term of Mr. Power’s employment, or the Employer’s election not to renew or extend the term or Mr. Power’s employment, will not constitute a termination of Mr. Power’s employment by the Employer without cause.

Mr. Power’s employment agreement further provides that upon his death or disability, he will be entitled to a lump-sum severance payment within 30 days after the date of such termination in an amount equal to the sum of (i) his then-current annual base salary, (ii) the target annual bonus for the fiscal year in which the termination date occurs, (iii) the stub year bonus and (iv) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, the prior year bonus, if any. In addition, all equity-based awards held by Mr. Power will be subject to the severance provisions described above.

In addition, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to Mr. Power than receiving the full amount of such payments.

The employment agreement contains confidentiality covenants by Mr. Power which apply indefinitely and non-solicitation covenants by Mr. Power which will apply during the term of his employment and for a one-year period thereafter. In addition, the employment agreement provides that during his employment with the Employer, Mr. Power generally may not compete with the company through the acquisition or ownership of technology-related real estate properties in the United States, Asia or Europe.

The foregoing description of the employment agreement with Mr. Power is qualified in its entirety by the full text of the employment agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Employment Agreement with Chief Operating Officer

On April 15, 2015, the Employer entered into an employment agreement with Mr. Appleby, pursuant to which Mr. Appleby will serve as the Employer’s Chief Operating Officer.

The employment agreement has an initial three-year term, and will automatically be extended for one additional year upon the expiration of the initial term unless either party provides notice of such party’s intention not to renew the employment agreement not less than 60 days prior to expiration of the initial term.

Pursuant to the employment agreement, Mr. Appleby’s initial annual base salary is $425,000, and is subject to increase, but not decrease, in the discretion of the Compensation Committee of the company’s Board of Directors. Mr. Appleby is also eligible to earn an annual cash performance bonus under the company’s incentive bonus plan based on the satisfaction of performance criteria established in accordance with the terms of such plan. The employment agreement provides that Mr. Appleby’s target and maximum annual bonuses will be at least 100% and 150%, respectively, of his base salary. Mr. Appleby is eligible to participate in all incentive, savings and retirement plans, practices, policies and programs, and medical and other group welfare plan coverage and fringe benefits provided to similarly-situated executives.

Pursuant to the employment agreement, Mr. Appleby has agreed to relocate to the San Francisco, California area. In addition to other customary relocation benefits, Mr. Appleby is eligible for reimbursement of reasonable relocation expenses not to exceed $250,000 and a one-time cash payment of $35,417 upon his relocation. In the event of a voluntary resignation by Mr. Appleby within one year following the date of his relocation, Mr. Appleby is required to repay to the Employer any relocation benefits received by him.

In connection with Mr. Appleby’s appointment, Mr. Appleby will receive (i) an award of profits interest units of the Operating Partnership or restricted stock units covering the company’s common stock which will be subject to time-based vesting with a value of approximately $650,000, and (ii) an award of Class D profits interest units of the Operating Partnership or restricted stock units covering the company’s common stock which will be subject to performance-based vesting with a value of approximately $1,350,000, each pursuant to the Plan.

Mr. Appleby’s employment agreement provides that if his employment is terminated by the Employer without “cause” or by Mr. Appleby for “good reason” (each as defined in the employment agreement), then, subject to his execution and non-revocation of a general release of claims and his continued compliance with applicable restrictive covenants, he will be entitled to receive a lump-sum severance payment within 30 days after the date of such termination in an amount equal to the sum of (i) one times the sum of (a) his then-current annual base salary plus (b) his target annual bonus for the fiscal year in which the termination date occurs, (ii) a prorated portion of his target annual bonus for the partial fiscal year in which the termination date occurs (the “stub year bonus”) and (iii) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, an amount equal to such unpaid bonus (if any), if determined, or the target bonus, if bonuses have not been determined (in either case, “prior year bonus”), if any. Mr. Appleby will also be entitled to continued health insurance coverage at least equal to the coverage that would have been provided to him if his employment had not been terminated, for a period ending on the earlier of the twelve-month anniversary of such termination or the date on which he becomes eligible to receive comparable health insurance under a subsequent employer’s plan, as well as Employer-paid outplacement services for twelve months following his termination. In addition, all outstanding equity-based awards held by Mr. Appleby that are subject to vesting based on continued employment or the lapse of time will become fully vested and exercisable. The vesting of any awards that are subject to vesting based on the satisfaction of performance goals, including any performance-based profits interest units of the Operating Partnership, will be governed by the terms of the applicable award agreement.

In the event of a termination of Mr. Appleby’s employment by us without “cause” or by Mr. Appleby for “good reason” on or within one year after a “change in control” (as defined in the Plan), Mr. Appleby will be entitled to receive the severance benefits described above, except that the severance multiple described in clause (i) above will be two (rather than one).

The expiration of the term of Mr. Appleby’s employment, or the Employer’s election not to renew or extend the term or Mr. Appleby’s employment, will not constitute a termination of Mr. Appleby’s employment by the Employer without cause.

Mr. Appleby’s employment agreement further provides that upon his death or disability, he will be entitled to a lump-sum severance payment within 30 days after the date of such termination in an amount equal to the sum of (i) his then-current annual base salary, (ii) the target annual bonus for the fiscal year in which the termination date occurs, (iii) the stub year bonus and (iv) if the termination occurs after a fiscal year-end but before annual bonuses are paid or determined for such preceding fiscal year, the prior year bonus, if any. In addition, all equity-based awards held by Mr. Appleby will be subject to the severance provisions described above.

In addition, to the extent that any payment or benefit received in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to Mr. Appleby than receiving the full amount of such payments.

The employment agreement contains confidentiality covenants by Mr. Appleby which apply indefinitely and non-solicitation covenants by Mr. Appleby which will apply during the term of his employment and for a one-year period thereafter. In addition, the employment agreement provides that during his employment with the Employer, Mr. Appleby generally may not compete with the company through the acquisition or ownership of technology-related real estate properties in the United States, Asia or Europe.

The foregoing description of the employment agreement with Mr. Appleby is qualified in its entirety by the full text of the employment agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On April 16, 2015, the company issued a press release. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated as of April 16, 2015, by and among Digital Realty Trust, Inc., DLR LLC and Andrew P. Power.

10.2	Employment Agreement, dated as of April 15, 2015, by and among Digital Realty Trust, Inc., DLR LLC and Jarrett B. Appleby.

99.1	Press Release dated April 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS
Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Date: April 16, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, dated as of April 16, 2015, by and among Digital Realty Trust, Inc., DLR LLC and Andrew P. Power.

10.2	Employment Agreement, dated as of April 15, 2015, by and among Digital Realty Trust, Inc., DLR LLC and Jarrett B. Appleby.

99.1	Press Release dated April 16, 2015.